As filed with the Securities and Exchange Commission on March 1, 1999
                                           Registration Statement No. 333-______

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-3
                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                 ----------------------------------------------
                                ANDRX CORPORATION

             (Exact name of registrant as specified in its charter)

                 ----------------------------------------------


        FLORIDA                                                65-0366879
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                             Identification No.)

                          DR. ELLIOT F. HAHN, PRESIDENT
                                ANDRX CORPORATION
                      4001 SOUTHWEST 47TH AVENUE, SUITE 201
                         FORT LAUDERDALE, FLORIDA 33314
                                 (954) 584-0300

               (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                -------------------------------------------------
                          COPIES OF COMMUNICATIONS TO:

                              DALE S. BERGMAN, P.A.
                                BROAD AND CASSEL
                          201 SOUTH BISCAYNE BOULEVARD
                            MIAMI CENTER, SUITE 3000
                              MIAMI, FLORIDA 33131
                            TELEPHONE: (305) 373-9400
                           TELECOPIER: (305) 373-9443
                -------------------------------------------------
        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [X]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [X] 333-17389.

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [X]

                         CALCULATION OF REGISTRATION FEE

 -----------------------------------------------------------------------------------------------------
                                                                           Proposed
                                                         Proposed          Maximum
        Title of each Class              Amount          Maximum          Aggregate        Amount of
           of Securities                 to be        Offering Price       Offering       Registration
         to be Registered              Registered     Per Share (1)        Price(1)           Fee
 -----------------------------------------------------------------------------------------------------
 Common Stock, $.001 par value      22,480 Shares(2)      $67.00          $1,506,160        $444.32
 ------------------------------------------------------------------------------------------------------
         Total                                                                              $444.32
 ------------------------------------------------------------------------------------------------------

        THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A), OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON FORM S-3 FILE NO. 333-17389

        Andrx Corporation (the "Company") hereby incorporates by reference into the Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3 (File No. 333-17389) declared effective on January 26, 1999 by the Securities and Exchange Commission (the "Commission"), including each of the agreements filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registrant Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Fort Lauderdale, State of Florida, on February 26, 1999.

                                  ANDRX CORPORATION

                                  By: /S/ ALAN P. COHEN
                                      -------------------------------------
                                      Alan P. Cohen, Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

               SIGNATURES                                   TITLE                               DATE
-----------------------------------------    ------------------------------------    ---------------------------

/S/ ALAN P. COHEN                            Co-Chairman,     Chief    Executive          February 26, 1999
-----------------------------------------    Officer  and  Director   (principal
Alan P. Cohen                                executive officer)

/S/ ELLIOT F. HAHN                           President and Director                       February 26, 1999
-----------------------------------------
Elliot F. Hahn, Ph.D.

/S/ CHIH-MING J. CHEN                        Co-Chairman, Chief Scientific Officer        February 26, 1999
-----------------------------------------    and Director
Chih-Ming J. Chen, Ph.D.

/S/ ANGELO C. MALAHIAS                       Vice President and Chief  Financial          February 26, 1999
-----------------------------------------    Officer  (principal  financial and
Angelo C. Malahias                           accounting officer)

*                                            Director                                     February 26, 1999
-----------------------------------------
Elaine Bloom

*                                            Director                                     February 26, 1999
-----------------------------------------
Irwin C. Gerson

*                                            Director                                     February 26, 1999
-----------------------------------------
Michael Schwartz, Ph.D.

*                                            Director                                     February 26, 1999
-----------------------------------------
Melvin Sharoky, M.D.

     By: /S/ ELLIOT F. HAHN
-----------------------------------------
             Elliot F. Hahn, Ph.D.,
             Attorney-in Fact

                                  EXHIBIT INDEX

EXHIBIT
-------

  5.1       Opinion of Broad and Cassel
 23.1       Consent of Broad and Cassel (filed as part of Exhibit 5.1)
 23.2       Consent of Arthur Andersen LLP